UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 3, 2005
Date of Report (Date of earliest event reported)

PXRE GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File No.)	Identification No.)

PXRE House	P.O. Box HM 1282
110 Pitts Bay Road	Hamilton HM FX
Pembroke HM 08	Bermuda
Bermuda
(Address, including zip code,
of principal executive offices)	(Mailing address)

(441) 296-5858
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 3, 2005, PXRE Group Ltd. (“PXRE”) issued a press release announcing that it has entered into an agreement to sell 7,690,000 common shares to Credit Suisse First Boston LLC. PXRE also announced that it granted Credit Suisse First Boston an over allotment option to purchase an additional 1,154,000 common shares. All shares were offered by the Company and were sold under the Company’s Form S-3 shelf registration statement, which was declared effective on September 22, 2005. A copy of the press release is attached as Exhibit 99.1.

Note: The information in this report and Exhibit 99.1 attached hereto are furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by PXRE under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by PXRE that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of PXRE or any of its affiliates.

Forward-Looking Statements and Qualifications

Statements in this release that are not strictly historical are forward-looking and are based upon current expectations and assumptions of management. Statements included herein, as well as statements made by or on behalf of PXRE in its communications and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 as amended. These forward-looking statements, identified by words such as "intend,""believe,""anticipate," or "expects" or variations of such words or similar expressions are based on current expectations, speak only as of the date thereof, and are subject to risk and uncertainties. In light of the risks and uncertainties inherent in all future projections, the forward-looking statements in this report should not be considered as a representation by us or any other person that the Company's objectives or plans will be achieved. The Company cautions investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements and related assumptions, depending on the outcome of certain important factors including, but not limited to, the following: (i) because of exposure to catastrophes, PXRE's financial results may vary significantly from period to period; (ii) the Company may be overexposed to losses in certain geographic areas for certain types of catastrophe events; (iii) PXRE operates in a highly competitive environment; (iv) reinsurance prices may decline, which could affect the Company's profitability; (v) underwriting reinsurance includes the application of judgment, the assessment of probabilities and outcomes, and assumption of correlations, which are subject to inherent uncertainties; (vi) reserving for losses includes significant estimates which are also subject to inherent uncertainties, which uncertainties are particularly acute in the wake of Hurricane Katrina; (vii) a decline in the credit rating assigned to the Company's claim-paying ability may impact its potential to write new or renewal business; (viii) a decline in the Company's ratings may require us to transfer premiums retained by us into a beneficiary trust or may allow clients to terminate their contract with us; (ix) the Company's investment portfolio is subject to market and credit risks which could result in a material adverse impact on its financial position or results; (x) because PXRE depends on a few reinsurance brokers for a large portion of revenue, loss of business provided by them could adversely affect us; and the Company's reliance on reinsurance brokers exposes us to their credit risk; (xi) the Company has exited the finite reinsurance business, but claims in respect of the business the Company wrote could have an adverse effect on its results of operations; (xii) the Company may be adversely affected by foreign currency fluctuations; (xiii) retrocessional reinsurance subjects us to credit risk and may become unavailable on acceptable terms; (xiv) the impairment of the Company's ability to provide collateral to cedents could affect its ability to offer reinsurance in certain markets; (xv) the reinsurance business is historically cyclical, and the Company may experience periods with excess underwriting capacity and unfavorable premium rates; conversely, PXRE may have a shortage of underwriting capacity when premium rates are strong; (xvi) regulatory constraints may restrict the Company's ability to operate its business; (xvii) contention by the United States Internal Revenue Service that the Company or its offshore subsidiaries are subject to U.S. taxation could result in a material adverse impact on the Company's financial position or results; and (xviii) changes in tax laws, tax treaties, tax rules and interpretations could result in a material adverse impact on the Company's financial position or results. In addition to the factors outlined above that are directly related to PXRE's business, PXRE is also subject to general business risks, including, but not limited to, adverse state, federal or foreign legislation and regulation, adverse publicity or news coverage, changes in general economic factors, the loss of key employees and other factors set forth in PXRE's SEC filings. The factors listed above should not be construed as exhaustive. Therefore, actual results or outcomes may differ materially from what is expressed or forecasted in such forward-looking statements. PXRE undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events (including catastrophe events), or otherwise.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	PXRE Group Ltd. Press Release dated as of October 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PXRE Group Ltd.
(Registrant)

By: /s/ Robert Myron

Name: Robert Myron Title: Senior Vice President & Treasurer

Date: October 3, 2005